EA SERIES TRUST

(the “Trust”)

SUPPLEMENT DATED MARCH 6, 2023

TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED NOVEMBER 21, 2022 FOR THE ALPHA ARCHITECT TAIL RISK ETF (THE “FUND”), AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

The Board of Trustees of the Trust has approved a reverse stock split of the issued and outstanding shares of the Alpha Architect Tail Risk ETF (the “Reverse Stock Split”). The Reverse Stock Split for the Fund will be completed after the close of business March 22, 2023.

As a result of the Reverse Stock Split, for each share of the Fund that a shareholder holds as of the close of business on March 22, 2023, the shareholder will receive a proportional number of whole shares of the Fund with the same aggregate dollar value, plus the cash value (at net asset value) of any fractional shares resulting from the Reverse Stock Split. Thus, the total dollar value of a shareholder’s investment in shares of the Fund, when added to any cash received in lieu of fractional shares, will not change due to the Reverse Stock Split, and each shareholder will continue to own approximately the same percentage (by value) of shares of the Fund immediately following the Reverse Stock Split (adjusted for any fractional shares paid in cash) as the shareholder owned immediately prior to the Reverse Stock Split. In addition, the Reverse Stock Split will not result in a material change in a shareholder’s proportional Fund ownership or voting rights, as the shares received as part of the Reverse Stock Split will provide a shareholder with approximately the same proportional Fund ownership and voting rights as the shares of the Fund owned prior to the Reverse Stock Split, adjusted by any fractional shares paid in cash. Receipt of cash in lieu of fractional shares may result in a taxable event to shareholders, and each shareholder should consult with the shareholder’s own tax advisers with respect to the appropriate treatment of the receipt of such cash payment.

See Schedule A for more information on the Reverse Stock Split.

SCHEDULE A

Fund Name	Ticker Symbol	Split Ratio	Date of Split
Alpha Architect Tail Risk ETF	CAOS	1:8	March 22, 2023

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE